Exhibit 99.1
MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
INDEX TO FINANCIAL STATEMENTS

Financial Statements:

Report of Independent Registered Public Accounting Firm

To the Directors of
Magnolia Solar, Inc.

We have audited the accompanying balance sheet of Magnolia Solar, Inc. (the "Company") (a development stage company) as of December 31, 2008, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the period January 8, 2008 through December 31, 2008. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company’s internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Magnolia Solar, Inc. (a development stage company) as of December 31, 2008, and the results of its statements of operations, changes in stockholders’ equity (deficit), and cash flows for the period January 8, 2008 (Inception) through December 31, 2008 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is in process of executing its business plan and expansion. The Company has not generated significant revenue to this point, however, has been successful in raising funds in their private placement. The lack of profitable operations and the need to continue to raise funds raise significant doubt about the Company’s ability to continue as a going concern. Management’s plans in this regard are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/KBL, LLP

New York, NY
July 17, 2009, except Note 8 which is dated December 15, 2009

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 2008

ASSETS

CURRENT ASSETS
Cash	$9,970
Total current assets	9,970

OTHER ASSETS
License, net of accumulated amortization	332,733
Total other assets	332,733

TOTAL ASSETS	$342,703

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Accounts payable and accrued expenses	$107
Loan payable - related party	20,000
Total current liabilities	20,107

TOTAL LIABILITIES	20,107

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock, $0.0001 par value, 10,000,000 shares authorized,
0 shares issued and outstanding	-
Common stock, $0.0001 par value, 100,000,000 shares authorized,
21,330,000 shares issued and outstanding	2,133
Additional paid in capital	359,367
Deficit accumulated during the development stage	(38,904)
Total stockholders' equity (deficit)	322,596

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$342,703

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

JANUARY 8, 2008
(INCEPTION)
THROUGH
DECEMBER 31, 2008

REVENUE	$-

COST OF REVENUES	-

GROSS PROFIT	-

OPERATING EXPENSES
Professional fees	15,000
Amortization expense	23,767
General and administrative	30
Total operating expenses	38,797

NON-OPERATING EXPENSES
Interest expense	107
Total non-operating expenses	107

NET (LOSS)	$(38,904)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	19,085,738

NET (LOSS) PER SHARE	$(0.00)

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

						Deficit
						Accumulated
					Additional	During the
	Preferred Stock		Common Stock		Paid-In	Development
	Shares	Amount	Shares	Amount	Capital	Stage	Total

Balance - January 8, 2008	-	$-	-	$-	$-	$-	$-

Common shares issued to founders for cash	-	-	14,200,000	1,420	3,580	-	5,000

Common shares issued for license	-	-	7,130,000	713	355,787	-	356,500

Net loss for the period	-	-	-	-	-	(38,904)	(38,904)

Balance - December 31, 2008	-	$-	21,330,000	$2,133	$359,367	$(38,904)	$322,596

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF CASH FLOW
FOR THE PERIOD JANUARY 8, 2008 (INCEPTION) THROUGH DECEMBER 31, 2008

JANUARY 8, 2008
(INCEPTION)
THROUGH
DECEMBER 31, 2008
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss)	$(38,904)

Adjustments to reconcile net (loss)
to net cash used in operating activities:
Amortization expense	23,767

Change in assets and liabilities
Increase in accounts payable and accrued expenses	107
Total adjustments	23,874
Net cash (used in) operating activities	(15,030)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of stock for cash	5,000
Proceeds received from loan payable - related party	20,000
Net cash provided by financing activities	25,000

NET INCREASE IN CASH AND CASH EQUIVALENTS	9,970

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$9,970

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-

NON-CASH SUPPLEMENTAL INFORMATION:
Stock issued for license	$356,500

The accompanying notes are an integral part of these financial statements.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 1-	ORGANIZATION AND BASIS OF PRESENTATION

On January 8, 2008, Magnolia Solar, Inc. (the “Company”) was incorporated in the State of Delaware.

The Company was formed to be a provider of terrestrial photovoltaic cells for both civilian and military applications. The Company is pioneering the development of thin film, high efficiency solar cells for applications such as power generation for electrical grids as well as for local applications, including lighting, heating, traffic control, irrigation, water distillation, and other residential, agricultural and commercial uses.

The Company’s technology takes multiple approaches to bringing cell efficiencies close to those realized in silicon based solar cells while also lowering manufacturing costs. The technology uses a different composition of materials than those used by competing thin film cell manufacturers; incorporates additional layers of material to absorb a wider spectrum of light; uses inexpensive substrate materials, such as glass and polymers lowering the cost of the completed cell compared to silicon based solar cells; and is based on non-toxic materials that do not have adverse environmental effects.

Going Concern

These financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. The Company has not generated revenues since inception and has generated losses totaling $38,904 in their initial period, and needs to raise additional funds to carry out their business plan. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, and the ability of the Company to obtain necessary equity financing to continue operations. The Company has had very little operating history to date. These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. These factors raise substantial doubt regarding the ability of the Company to continue as a going concern.

Besides generating revenues from proposed operations, the Company may need to raise additional capital to expand operations to the point at which the Company can achieve profitability. The terms of equity that may be raised may not be on terms acceptable by the Company. If adequate funds cannot be raised outside of the Company, the Company’s officers and directors may need to contribute funds to sustain operations.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

The Company is considered to be in the development stage as defined in Statement of Financial Accounting Standards (SFAS) No. 7, “Accounting and Reporting by Development Stage Enterprises”. The Company has devoted substantially all of its efforts to the corporate formation, the raising of capital and attempting to generate customers for the sales of the Company’s products.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

The Company maintains cash and cash equivalent balances at one financial institution that is insured by the Federal Deposit Insurance Corporation.

Fixed Assets

Although the Company does not have any fixed assets at this point.  Any fixed assets acquired in the future will be stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred.

Recoverability of Long-Lived Assets

Although the Company does not have any long-lived assets at this point, for any long-lived assets acquired in the future the Company will review their recoverability on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fair Value of Financial Instruments

The carrying amount reported in the balance sheets for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

Income Taxes

The Company accounts for income taxes utilizing the liability method of accounting.  Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse.  Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Revenue Recognition

The Company will generate revenue from the sales in accordance with Staff Accounting Bulletin 101. The criteria for recognition are as follows:

1)	Persuasive evidence of an arrangement exists;
2)	Delivery has occurred or services have been rendered;
3)	The seller’s price to the buyer is fixed or determinable, and
4)	Collectable is reasonably assured.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(Loss) Per Share of Common Stock

Basic net loss per common share is computed using the weighted average number of common shares outstanding.  Diluted earnings per share (EPS) include additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.  Common stock equivalents are not included in the computation of diluted earnings per share when the Company reports a loss because to do so would be anti-dilutive for periods presented. The following is a reconciliation of the computation for basic and diluted EPS:

December 31,
2008

Net loss	$(38,904)

Weighted-average common shares
outstanding (Basic)	19,085,738

Weighted-average common stock
Equivalents
Stock options	-
Warrants	-

Weighted-average common shares
outstanding (Diluted)	19,085,738

Uncertainty in Income Taxes

In July 2006, the FASB issued Interpretation No. 48 (FIN No. 48), “Accounting for Uncertainty in Income Taxes.” This interpretation requires recognition and measurement of uncertain income tax positions using a “more-likely-than-not” approach. FIN No. 48 is effective for fiscal years beginning after December 15, 2006. Management has adopted FIN 48 for 2007, and they evaluate their tax positions on an annual basis, and has determined that as of December 31, 2008, no additional accrual for income taxes is necessary.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards

In September 2006, the FASB issued SFAS 157, “Fair Value Measurements.” This standard defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007. Early adoption is encouraged. The adoption of SFAS 157 is not expected to have a material impact on the financial statements.

In February 2007, the FASB issued FAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115”, (“FAS 159”) which permits entities to choose to measure many financial instruments and certain other items at fair value at specified election dates. A business entity is required to report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. This statement is expected to expand the use of fair value measurement. FAS 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.

 In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements, an amendment of Accounting Research Bulletin No 51” (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the consolidated net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment.

SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. Management is determining the impact that the adoption of SFAS No. 160 will have on the Company’s financial position, results of operations or cash flows.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

In December 2007, the FASB issued SFAS 141R, Business Combinations (“SFAS 141R”), which replaces FASB SFAS 141, Business Combinations.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.  Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of SFAS No. 141R is not expected to have a material effect on the Company’s financial position, results of operations or cash flows.

In December 2007, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 110, “Use of a Simplified Method in Developing Expected Term of Share Options” (“SAB 110”).  SAB 110 expresses the current view of the staff that it will accept a company’s election to use the simplified method discussed in Staff Accounting Bulletin 107, Share Based Payment, (“SAB 107”), for estimating the expected term of “plain vanilla” share options regardless of whether the company has sufficient information to make more refined estimates.  SAB 110 became effective for the Company on January 1, 2008.  The adoption of SAB 110 is not expected to have a material impact on the Company’s financial position.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities. These enhanced disclosures will discuss: how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations; and how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Company does not believe that SFAS 161 will have an impact on their results of operations or financial position.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 2-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Issued Accounting Standards (Continued)

In April 2008, the FASB issued FSP No. FAS 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under SFAS No. 142, “Goodwill and Other Intangible Assets”. The Company was required to adopt FSP 142-3 on October 1, 2008. The guidance in FSP 142-3 for determining the useful life of a recognized intangible asset shall be applied prospectively to intangible assets acquired after adoption, and the disclosure requirements shall be applied prospectively to all intangible assets recognized as of, and subsequent to, adoption. The Company does not believe FSP 142-3 will materially impact their financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162). SFAS 162 makes the hierarchy of generally accepted accounting principles explicitly and directly applicable to preparers of financial statements, a step that recognizes preparers’ responsibilities for selecting the accounting principles for their financial statements. The effective date for SFAS 162 is 60 days following the U.S. Securities and Exchange Commission’s approval of the Public Company Accounting Oversight Board’s related amendments to remove the GAAP hierarchy from auditing standards, where it has resided for some time. The adoption of SFAS 162 will not have an impact on the Company’s results of operations or financial position.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts – an interpretation of SFAS No. 60” (SFAS 163). SFAS 163 prescribes accounting for insures of financial obligations, bringing consistency to recognizing and recording premiums and to loss recognition. SFAS 163 also requires expanded disclosures about financial guarantee insurance contracts. Except for some disclosures, SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008. The adoption of SFAS 163 will not have an impact on the Company’s results of operations or financial position.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

NOTE 3-	STOCKHOLDERS’ EQUITY (DEFICIT)

The Company was established with two classes of stock, common stock – 100,000,000 shares authorized at a par value of $0.0001; and preferred stock – 10,000,000 shares authorized at a par value of $0.0001.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 3-	STOCKHOLDERS’ EQUITY (DEFICIT) (CONTINUED)

During 2008 the Company issued 14,200,000 shares of common stock to the Company’s founders at inception for $5,000 cash; and on April 30, 2008, the Company entered into a 10-year renewable, exclusive license agreement (see Note 5) for the issuance of 7,130,000 shares that were issued to shareholders, option holders and warrant holders of a related entity at a value of $356,500 ($.05 per share) determined to be the fair value of the license agreement.

As of December 31, 2008, the Company has these 21,330,000 shares of common stock issued and outstanding.

The Company has not issued any preferred stock, options or warrants to date.

NOTE 4-	LOAN PAYABLE – RELATED PARTY

The Company has an unsecured, loan payable outstanding with Magnolia Optical Technologies, Inc., (“Optical”) a related party through common ownership. Optical provided necessary working capital for the Company in their initial period to assist them in the payment of certain consulting expenses. Optical advanced $20,000 to the Company from September 2008 through December 2008.

These amounts accrue interest at three and one-half percent (3.50%) per annum. Interest for the period ended December 31, 2008 amounted to $107 and is reflected in the financial statements.

NOTE 5-	LICENSE AGREEMENT

The Company has entered into a 10-year, renewable, exclusive license with Optical on April 30, 2008 for the exclusive rights of the patented technology related to the application of Optical’s solar cell technology. The Company in return for this license issued to the shareholders 7,130,000 shares of its common stock (see Note 3).

The Company is amortizing the license fee over the 120 month term of the Agreement. Amortization expense through December 31, 2008 amounted to $23,767. The Company anticipates amortizing $35,650 per year. The Company’s management has determined that the fair value of the license exceeds the book value and thus no further impairment or amortization is necessary as of December 31, 2008.

The net value of the license of $332,733 is reflected on the Balance Sheet at December 31, 2008.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 6-	PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities.  Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return.  Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of December 31, 2008, there is no provision for income taxes, current or deferred.

Net operating losses	$13,227
Valuation allowance	(13,227)

$-

At December 31, 2008, the Company had a net operating loss carry forward in the amount of $38,904, available to offset future taxable income through 2028.  The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the Company’s effective tax rate as a percentage of income before taxes and federal statutory rate for the period January 8, 2008 (inception) through December 31, 2008 is summarized below.

Federal statutory rate	(34.0)%
State income taxes, net of federal benefits	0.0
Valuation allowance	34.0
0%

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 7-	FAIR VALUE MEASUREMENTS

On January 1, 2008, the Company adopted SFAS 157. SFAS 157 defines fair value, provides a consistent framework for measuring fair value under generally accepted accounting principles and expands fair value financial statement disclosure requirements. SFAS 157’s valuation techniques are based on observable and unobservable inputs. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect our market assumptions. SFAS 157 classifies these inputs into the following hierarchy:

Level 1 inputs: Quoted prices for identical instruments in active markets.

Level 2 inputs: Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 inputs: Instruments with primarily unobservable value drivers.

The following table represents the fair value hierarchy for those financial assets and liabilities measured at fair value on a recurring basis as of December 31, 2008:

	Level 1	Level 2	Level 3	Total

Cash	9,970	-	-	9,970

Total assets	9,970	-	-	9,970

Loan payable - related parties	-	-	-	-

Total liabilities	-	-	-	-

NOTE 8-	SUBSEQUENT EVENTS

The Company in May 2009, entered into a Memorandum of Understanding (“MOU”) with Here Enterprises, Inc. (“Here”). Based on the proposed terms of the MOU, Here and the Company upon due diligence by both parties, will enter into a definitive agreement whereby the Company shall acquire a majority interest in the issued and outstanding common stock of Here for $300,000 (”Purchase Price”). The Purchase Price is to be raised as part of an anticipated minimum $1,500,000 funding as part of a private placement memorandum for the sale of a minimum of 15 units ($100,000 per unit), each unit consisting of 50,000 shares of common stock and 50,000 warrants. In accordance with the agreement with Here, the Company paid a deposit of $20,000 to Here for the purpose of Here to complete their audits to consummate the transaction. Should the transaction close, this payment will be applied to the purchase of the controlling interest of the outstanding stock of Here.

MAGNOLIA SOLAR, INC.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008

NOTE 8-	SUBSEQUENT EVENTS (CONTINUED)

Should the transaction not be completed for reasons not related to the Company’s doing, this amount will be returned within 10 days, and if the transaction should fail to close for reasons related to the Company, this fee will be treated as a “break-up” fee.

On June 17, 2009, the Company entered into a Note Purchase Agreement with a lender in the amount of $25,000. The Promissory Note is due the earlier of: a) June 17, 2010; b) the date at which the Company consummates a subsequent financing (see prior paragraph); or c) the date the Company consummates a reverse merger transaction.

The Promissory Note bears interest at 8% per annum, commencing August 17, 2009.

The lender shall have the option to exchange all or a portion of the face amount of the Promissory Note, plus any accrued and unpaid interest thereon, into the applicable dollar amount of any other securities issued by the Company in connection with the subsequent financing, at a conversion price equal to 50% of the subsequent financing offering price. In accordance with EITF 98-5, “Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios,” Case 2 which deals exclusively with instruments containing a fixed percentage conversion feature dependent on a future event, the Company has calculated the intrinsic value of the beneficial conversion feature at June 17, 2009 (the “commitment date”), however, this amount will only be recorded at the date the Company enters into the subsequent financing arrangement.

On October 15, 2009, the Company was funded an additional $15,000 to cover additional costs as noted above. The $15,000 accrued interest at 8% commencing immediately.

As of December 14, 2009, the MOU has expired and the Company has chosen not to renew the agreement.

On December 15, 2009, the Company entered into an Agreement of Merger and Plan of Reorganization (“Agreement”) with Mobilis Relocation Services Inc. (“MBVS”), a Nevada corporation, and Magnolia Solar Acquisition Corp., a Delaware corporation, which is a wholly-owned subsidiary of MBVS. The merger is conditioned on a minimum capital raise of $750,000 to a maximum of $3,000,000 in the form of newly issued convertible notes, purchased at 50% of the face amount of the notes. The notes are to mature in 24 months, pay no interest, and may convert at any time into common stock of the MBVS at $1.00 per share. Upon the merger with MBVS, the shareholders of the Company will be issued a majority of the shares in the merged entity.